UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  September 5, 2007

Desert Capital REIT, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland
(State or Other Jurisdiction of Incorporation)

0-51344	20-0495883
(Commission File Number)	(IRS Employer Identification No.)

1291 Galleria Drive, Suite 200, Henderson, Nevada	89014
(Address of Principal Executive Offices)	(Zip Code)

(800) 419-2855
(Registrant's Telephone Number, Including Area Code)

NONE.
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes if Registration’s Certifying Accountant.

On September 5, 2007, Desert Capital REIT, Inc. (the "Company") received notification from Eide Bailly LLP, in which they resigned as the Company’s independent registered public accounting firm, to be effective upon the earlier of the date of the filing of the Company’s Form 10-Q for the period ended September 30, 2007, or November 15, 2007.  Eide Bailly LLP served as the Company’s certifying accountant for the period from December 17, 2003 (inception) through the fiscal year ended December 31, 2006 and the subsequent interim periods.  Eide Bailly LLP’s reports on the Company’s financial statements for the period from December 17, 2003 (inception) through the fiscal year ended December 31, 2006 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

In connection with the audits of the Company’s financial statements for the period from December 17, 2003 (inception) through the fiscal year ended December 31, 2006 and, in the subsequent interim period through September 5, 2007, there were no disagreements between the Company and Eide Bailly LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Eide Bailly LLP’s satisfaction, would have caused it to make reference to the subject matter of the disagreements in connection with its report, and there were no reportable events as specified in Item 304(a)(1)(v) of Regulation S-K.

Filed as Exhibit 16.1 to this Form 8-K is a copy of the letter provided by Eide Bailly LLP dated September 10, 2007 addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company in this Report.

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective September 7, 2007, the board of directors elected Stacy Riffe to fill the one vacancy on the board.  Ms. Riffe was also appointed to the audit committee of the board of directors.  Ms. Riffe will be eligible for compensation as a director at the same rate as are the Company’s other directors.

Item 9.01  Financial Statements and Exhibits.

Exhibit No.	Title
16.1	Letter regarding change in certifying accountant

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 11, 2007

DESERT CAPITAL REIT, INC.
By:  /s/ Todd B. Parriott
Todd B. Parriott
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Title
16.1	Letter regarding change in certifying accountant